GOLDMAN SACHS TRUST

Class A, Institutional, Administration and Preferred Shares of the

Goldman Sachs Short-Term Conservative Income Fund

(the “Fund”)

Supplement dated April 3, 2017 to the

Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) dated October 31, 2016

Effective immediately, the Fund will publish information regarding its portfolio holdings on a monthly basis (rather than quarterly) subject to a five day lag between the date of the information and the date on which the information is disclosed.

Accordingly, effective immediately, the following replaces the second paragraph under “Investment Management Approach—Other Investment Practices and Securities” in the Prospectus:

The Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each month subject to a five day lag between the date of the information and the date on which the information is disclosed. The Fund also publishes its holdings on a weekly basis, with no lag required between the date of the information and the date on which the information is disclosed. This weekly holdings information will be available on the website until the next publish date. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

In addition, the following replaces the third paragraph under “Other Information—Selective Disclosure of Portfolio Holdings” in the SAI:

The Fund publishes on the Trust’s website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each month subject to a five day lag between the date of the information and the date on which the information is disclosed. The Fund also publishes its holdings on a weekly basis, with no lag required between the date of the information and the date on which the information is disclosed. This weekly holdings information will be available on the website until the next publish date. The Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

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This Supplement should be retained with your Prospectus and SAI for future reference.

STCIREPORT 04-17